Exhibit 10.15

                               [BEACON LETTERHEAD]

                                December 20, 2007

Dear Sirs:

      Bell-Haun Systems, Inc., an Ohio corporation (the "Payor"), hereby assigns and BH Acquisition Sub ("Acquisition Sub"), a Nevada corporation, hereby assumes certain obligations in the total of $50,500.00 (the "Obligations") to Thomas O. Bell, an individual residing at 6900 Stillwater Cove, Westerville OH 43082 (the "Payee"). Acquisition Sub will issue and deliver to Mr. Bell a promissory note in the principal amount of $50,500 as evidence of this assignment and assumption.

      Thomas O. Bell, as Holder, consents to such assignment and assumption.

      This Assignment and Assumption shall be deemed to be effective as of December 20, 2007 with respect to the Note.

                                        BH ACQUISITION SUB, INC.

                                        By: /s/ Bruce Widener
                                           -------------------------------------
                                           Bruce Widener
                                           President and Chief Executive Officer

Acknowledged and agreed to:

/s/ Thomas O. Bell
-----------------------------
Thomas O. Bell

                               [BEACON LETTERHEAD]

                                December 20, 2007

Dear Sirs:

      Bell-Haun Systems, Inc., an Ohio corporation (the "Payor"), hereby assigns and BH Acquisition Sub ("Acquisition Sub"), a Nevada corporation, hereby assumes certain obligations in the total of $68,500.00 (the "Obligations") to Michael T. Haun, an individual residing at 13670 Duncan Run Road, Galena, Ohio 43021 (the "Payee"). Acquisition Sub will issue and deliver to Mr. Haun a promissory note in the principal amount of $68,500 as evidence of this assignment and assumption.

      Michael T. Haun, as Holder, consents to such assignment and assumption.

      This Assignment and Assumption shall be deemed to be effective as of December 20, 2007 with respect to the Note.

                                        BH ACQUISITION SUB, INC.

                                        By:
                                           -------------------------------------
                                           Bruce Widener
                                           President and Chief Executive Officer

Acknowledged and agreed to:


-----------------------------
Michael T. Haun